UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005
Odyssey Re Holdings Corp.
(Exact name of Registrant as specified in its charter)

Delaware	6719	52-2301683
(State or Other Jurisdiction	Commission File Number	(I.R.S. Employer
of Incorporation)		Identification Number)
Odyssey Re Holdings Corp.
300 First Stamford Place, Stamford, Connecticut 06902
(203) 977-8000
(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01.  Other Events
     On October 6, 2005, Odyssey Re Holdings Corp. issued a press release regarding estimated losses from Hurricanes Katrina and Rita. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits
     (d)       Exhibits
     99.1     Press release of Odyssey Re Holdings Corp., dated October 6, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  October 6, 2005

ODYSSEY RE HOLDINGS CORP.
By:	/s/ Donald L. Smith
	Name:	Donald L. Smith
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release, dated October 6, 2005.